Exhibit 99.1

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION
The following unaudited pro forma condensed combined financial information is derived from the historical consolidated financial statements of Noble Midstream Partners LP (the “Partnership”) and has been adjusted to reflect the following transactions:

(1)
On June 20, 2017, the Partnership entered into a Contribution Agreement (the “Contribution Agreement”) by and among the Partnership, Noble Midstream GP LLC, the general partner of the Partnership (the “General Partner”), Noble Midstream Services, LLC, NBL Midstream, LLC (“NBL Midstream”), a subsidiary of Noble Energy, Inc. (“Noble”) and Blanco River DevCo GP LLC (“Blanco River DevCo GP”). Pursuant to the terms of the Contribution Agreement, the Partnership, on June 26, 2017, acquired from NBL Midstream (i) the remaining 20% limited partner interest in Colorado River DevCo LP and (ii) a 15% limited partner interest in Blanco River DevCo LP (collectively, (i) and (ii) are referred to herein as the “Contributed Assets”). In consideration for the acquisition of the Contributed Assets, the Partnership agreed to pay NBL Midstream total aggregate consideration of $270 million, consisting of (i) consideration of $245 million in cash and (ii) 562,430 common units representing limited partner interests in the Partnership (“Common Units”) issued to NBL Midstream.

(2)
On June 20, 2017, the Partnership entered into a Common Unit Purchase Agreement (the “Unit Purchase Agreement”) with certain institutional investors (the “Investors”) and on June 26, 2017 sold 3,525,000 Common Units in a private placement for gross proceeds of approximately $143 million (the “Private Placement”).

(3)
On April 3, 2017, Trinity River DevCo LLC, an indirect wholly owned subsidiary of the Partnership, and Plains Pipeline, L.P., a wholly owned subsidiary of Plains All American Pipeline, L.P., completed the Advantage Pipeline L.L.C (“Advantage”) acquisition for $133 million through a newly formed 50/50 joint venture. Trinity contributed $66.5 million of cash in exchange for its 50% interest in the joint venture.

The unaudited pro forma consolidated balance sheet as of March 31, 2017 gives effect to the transactions as if they had occurred on March 31, 2017. The unaudited pro forma consolidated statements of operations for the three months ended March 31, 2017 and the year ended December 31, 2016 both give effect to the transactions as if they had occurred on January 1, 2016. This financial information reflects the assets, liabilities and results of operations of our Predecessor for periods prior to September 20, 2016, the date on which we completed our initial public offering (“Offering”). Certain pro forma adjustments reflect a proration between our Predecessor and the Partnership.

Noble Midstream Partners LP
Unaudited Pro Forma Consolidated Balance Sheet
As of March 31, 2017
(in thousands)

	Historical	Financing		Sponsor Contribution and Advantage Acquisition Adjustments		Pro Forma
ASSETS
Current Assets
Cash and Cash Equivalents	$38,859	$32,364	(a)	$(68,164)	(d)	$3,059
Accounts Receivable — Affiliate	21,209	—		—		21,209
Other Current Assets	263	—		—		263
Total Current Assets	60,331	32,364		(68,164)		24,531
Property, Plant and Equipment
Total Property, Plant and Equipment, Gross	386,756	—		—		386,756
Less: Accumulated Depreciation and Amortization	(34,018)	—		—		(34,018)
Total Property, Plant and Equipment, Net	352,738	—		—		352,738
Investments	12,392	—		68,164	(d)	80,556
Deferred Charges	1,717	—		—		1,717
Total Assets	$427,178	$32,364		$—		$459,542
LIABILITIES
Current Liabilities
Accounts Payable — Affiliate	$740	$—		$—		$740
Accounts Payable — Trade	55,548	—		—		55,548
Current Portion of Capital Lease	4,060	—		—		4,060
Other Current Liabilities	2,399	—		—		2,399
Total Current Liabilities	62,747	—		—		62,747
Asset Retirement Obligations	5,486	—		—		5,486
Other Long-Term Liabilities	659	140,000	(a)	—		140,659
Total Liabilities	68,892	140,000		—		208,892
EQUITY
Partners' Equity
Limited Partner
Common Units — Public (17,900 units outstanding as of March 31, 2017)	316,772	142,586	(a)	—		454,499
		(4,497)	(a)
		(362)	(b)
Common Units — Noble (2,090 units outstanding as of March 31, 2017)	(3,027)	(28,458)	(c)	5,362	(e)	(26,165)
		(42)	(b)
Subordinated Units — Noble (15,903 units outstanding as of March 31, 2017)	(31,519)	(216,542)	(c)	40,799	(e)	(207,583)
		(321)	(b)
Noncontrolling Interests	76,060	—		(46,161)	(e)	29,899
Total Equity	358,286	(107,636)		—		250,650
Total Liabilities and Equity	$427,178	$32,364		$—		$459,542

The accompanying notes are an integral part of these unaudited pro forma financial statements.

Noble Midstream Partners LP
Unaudited Pro Forma Consolidated Statement of Operations and Comprehensive Income
Three Months Ended March 31, 2017
(in thousands, except per unit amounts)

	Historical	Financing		Sponsor Contribution and Advantage Acquisition Adjustments		Pro Forma
Revenues
Midstream Services — Affiliate	$50,314	$—		$—		$50,314
Costs and Expenses
Direct Operating	11,401	—		—		11,401
Depreciation and Amortization	2,449	—		—		2,449
General and Administrative	2,742	—		—		2,742
Total Operating Expenses	16,592	—		—		16,592
Operating Income	33,722	—		—		33,722
Other (Income) Expense
Interest Expense, Net of Amount Capitalized	267	805	(f)	—		1,072
Investment Income	(1,065)	—		(94)	(i)	(1,159)
Total Other (Income) Expense	(798)	805		(94)		(87)
Income (Loss) Before Income Taxes	34,520	(805)		94		33,809
Income Tax Provision	—	—		—		—
Net Income (Loss) and Comprehensive Income (Loss)	34,520	(805)		94		33,809
Less: Net Income Attributable to Noncontrolling Interests	10,178	—		(5,534)	(j)	4,644
Net Income Attributable to Noble Midstream Partners LP	$24,342	$(805)		$5,628		$29,165

Net Income Attributable to Noble Midstream Partners LP Per Limited Partner Unit — Basic and Diluted
Common Units	$0.77					$0.81
Subordinated Units	$0.77					$0.81

Weighted Average Limited Partner Units Outstanding — Basic
Common Units — Public	14,375	3,525	(g)	—		17,900
Common Units — Noble	1,528	562	(h)	—		2,090
Subordinated Units — Noble	15,903	—		—		15,903

Weighted Average Limited Partner Units Outstanding — Diluted
Common Units — Public	14,381	3,525	(g)	—		17,906
Common Units — Noble	1,528	562	(h)	—		2,090
Subordinated Units — Noble	15,903	—		—		15,903

The accompanying notes are an integral part of these unaudited pro forma financial statements.

Noble Midstream Partners LP
Unaudited Pro Forma Consolidated Statement of Operations and Comprehensive Income
Year Ended December 31, 2016
(in thousands, except per unit amounts)

	Historical	Financing		Sponsor Contribution and Advantage Acquisition Adjustments		Pro Forma
Revenues
Midstream Services — Affiliate	$160,724	$—		$—		$160,724
Costs and Expenses
Direct Operating	29,107	—		—		29,107
Depreciation and Amortization	9,066	—		—		9,066
General and Administrative	9,914	—		—		9,914
Total Operating Expenses	48,087	—		—		48,087
Operating Income (Loss)	112,637	—		—		112,637
Other (Income) Expense
Interest Expense, Net of Amount Capitalized	3,373	3,745	(f)	—		7,118
Investment Income	(4,526)	—		(2,717)	(i)	(7,243)
Total Other (Income) Expense	(1,153)	3,745		(2,717)		(125)
Income (Loss) Before Income Taxes	113,790	(3,745)		2,717		112,762
Income Tax Provision (Benefit)	28,288	(1,025)	(k)	744	(n)	28,007
Net Income (Loss) and Comprehensive Income (Loss)	85,502	(2,720)		1,973		84,755
Less: Net Income (Loss) Prior to the Offering on September 20, 2016	45,990	(1,666)	(l)	1,210	(l)	45,534
Net Income (Loss) Subsequent to the Offering on September 20, 2016	39,512	(1,054)	(m)	763	(m)	39,221
Less: Net Income (Loss) Attributable to Noncontrolling Interests Subsequent to the Offering on September 20, 2016	11,054	—		(6,588)	(j)	4,466
Net Income Attributable to Noble Midstream Partners LP Subsequent to the Offering on September 20, 2016	$28,458	$(1,054)		$7,351		$34,755

Net Income Subsequent to the Offering on September 20, 2016 Per Limited Partner Unit — Basic and Diluted
Common Units	$0.89					$0.97
Subordinated Units	$0.89					$0.97

Average Limited Partner Units Outstanding — Basic and Diluted
Common Units — Public	14,375	3,525	(g)	—		17,900
Common Units — Noble	1,528	562	(h)	—		2,090
Subordinated Units — Noble	15,903	—		—		15,903

The accompanying notes are an integral part of these unaudited pro forma financial statements.

Noble Midstream Partners LP
Notes to Unaudited Pro Forma Consolidated Financial Statements

Note 1. Basis of Presentation
The unaudited pro forma combined financial information has been derived from the historical consolidated financial statements of the Partnership. The unaudited pro forma combined balance sheet as of March 31, 2017 gives effect to the transactions as if they had occurred on March 31, 2017. The unaudited pro forma combined statements of operations for the three months ended March 31, 2017 and the year ended December 31, 2016 both give effect to the transactions as if they had occurred on January 1, 2016.
Note 2. Pro Forma Adjustments and Assumptions
The pro forma adjustments are based on currently available information and certain estimates and assumptions and, therefore, the actual effects of these transactions will differ from the pro forma adjustments. We have only included adjustments that are directly attributable to the transactions, factually supportable and, with respect to the statements of operations, expected to have a continuing impact on the combined results. A general description of these transactions and adjustments is provided as follows:

(a)	Represents the cash transactions associated with financing and paying for the acquisition of the Contributed Assets. The cash transactions are as follows (in thousands):

Borrowing on Revolving Credit Facility	$140,000
Gross Proceeds Received from the Private Placement	142,586
Total Cash Inflow	282,586
Less: Cash Consideration Paid for the Contributed Assets	245,000
Less: Equity Offering Related Costs	4,497
Less: Legal, Accounting and Advisory Fees	725
Net Cash Inflow	$32,364

(b)	Represents the allocation of the $0.7 million in legal, accounting and consulting fees within limited partner equity. The allocation is based on the number of units within each class.

(c)
Represents the allocation of the $245 million in cash consideration paid for the acquisition of the Contributed Assets to Noble's share of equity. The allocation is based on the number of units Noble owns of each class.

(d)	Represents the Partnership's total cash investment in the Advantage joint venture as well as the Partnership's basis in the equity method investment.

(e)	Represents the allocation of Noble's $46.2 million basis in the Contributed Assets.

(f)	Represents the net interest expense associated with drawing $140 million on our revolving credit facility. The interest rate on our revolving credit facility is 2.5%.

(g)	Represents the 3,525,000 Common Units sold to the Investors in the Private Placement.

(h)	Represents the equity component of the consideration, 562,430 Common Units, provided to Noble for the acquisition of the Contributed Assets.

(i)	Represents the Partnership's share of income from the Advantage equity method investment.

(j)	Represents the Net Income of the Contributed Assets that is no longer included in noncontrolling interests.

(k)	Represents the income tax effect of the net interest expense associated with the outstanding balance on our revolving credit facility. Our Predecessor's effective tax rate was 38.1%.

(l)	Represents the portion of income earned prior to the Partnership's Offering that was subject to federal income taxes.

(m)
Represents the portion of income earned subsequent to the Partnership's Offering. Subsequent to the Offering, the Partnership is not a taxable entity for U.S. federal income tax purposes or for the majority of states that impose an income tax and taxes are generally borne by our partners through the allocation of taxable income.

(n)	Represents the income tax effect of the Partnership's share of income from the Advantage equity method investment. Our Predecessor's effective tax rate was 38.1%.